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                                    GUARANTY
                                    --------

     THIS GUARANTY (this "GUARANTY"), dated as of October 24, 1997, is made by CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), MGC, INC., a Nevada corporation ("MGC"), and MIKOHN NEVADA, a Nevada corporation ("MIKOHN NEVADA") (CEI, MGC and Mikohn Nevada hereinafter are referred to individually as a "GUARANTOR" and collectively as the "GUARANTORS"), to and for the benefit of FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership, as agent (the "AGENT") for the "Lenders" (as defined in the Credit Agreement defined below).

                                   BACKGROUND

     1. Mikohn Gaming Corporation, a Nevada corporation ("BORROWER"), Agent and the financial institutions initially a signatory thereto are parties to that certain Credit Agreement dated as of October 24, 1997 (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "CREDIT AGREEMENT"), pursuant to which Lenders have agreed to make loans and other financial accommodations to Borrower, subject to the terms and conditions therein set forth. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Each Guarantor is a Subsidiary of Borrower and, accordingly, each Guarantor will receive substantial direct and indirect benefits by inducing Lenders to make the Loans.

     3. One of the conditions precedent to Lenders' willingness to make the Loans is the execution and delivery by Guarantors of this Guaranty and the performance by Guarantors of their respective obligations hereunder.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantors hereby agree as follows:

     1.   GUARANTY OF PAYMENT.  Each Guarantor hereby unconditionally and
          -------------------
irrevocably guarantees to Agent the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the Obligations. Each Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that Agent shall not be required to prosecute collection, enforcement or other remedies against Borrower, any other Guarantor or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on such Guarantor for payment. Notwithstanding anything to the contrary contained in this Guaranty, it is intended that this Guaranty, and any Liens granted by Guarantors to secure this Guaranty, not constitute a fraudulent conveyance under Section 548 of the Bankruptcy Code, 11. U.S.C. (S)(S)101 et. seq., as amended, or a
                                                 --  ---
fraudulent conveyance or fraudulent transfer under the provisions of any applicable state law, as in effect from time to time (any such fraudulent conveyance or transfer being referred to herein as a "FRAUDULENT CONVEYANCE"). Consequently, if this Guaranty or any Liens granted by any Guarantor to secure this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or the granting
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of such Lien to constitute a Fraudulent Conveyance, and this Guaranty automatically shall be deemed to have been amended accordingly at all relevant times.

     2.   CONTINUING GUARANTY.  All obligations of each Guarantor pursuant to
          -------------------
this Guaranty and any of the other Credit Documents to which such Guarantor is a party (the "GUARANTOR OBLIGATIONS") shall be primary obligations of such Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that such Guarantor may have against Agent, Borrower, any other Guarantor or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition (whether or not such Guarantor shall have any knowledge thereof), including without limitation:

          (a) any lack of validity or enforceability of the Credit Agreement or any of the other Credit Documents;

          (b) any termination, amendment, modification or other change in the Credit Agreement or any of the other Credit Documents;

          (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

          (d) any failure, omission or delay on the part of Borrower, Agent or any Lender to conform or comply with any term of the Credit Agreement or any of the other Credit Documents or any failure of Agent to give notice of any Event of Default;

          (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Credit Agreement or any of the other Credit Documents;

          (f) any action or inaction by Agent or any Lender under or in respect of the Credit Agreement or any of the other Credit Documents, any failure, lack of diligence, omission or delay on the part of Agent to enforce, assert or exercise any right, power or remedy conferred on Agent in the Credit Agreement or any of the other Credit Documents, or any other action or inaction on the part of Agent or any Lender;

          (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower or any Guarantor or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          (h) any merger or consolidation of Borrower or any Guarantor into or with any Person, or any sale, lease or transfer of any of the assets of any Guarantor or Borrower to any other Person;

                                       2
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          (i) any change in the ownership of Borrower or any change in the relationship between any Guarantor and Borrower, or any termination of any such relationship;

          (j) any release or discharge by operation of law of any Guarantor, Borrower or any other Person from any obligation or agreement contained in the Credit Agreement or any of the other Credit Documents; or

          (k) to the extent permitted by law, any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against any Guarantor or Borrower.

     3.   WAIVERS.  Each Guarantor unconditionally waives (i) notice of any of
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the matters referred to in SECTION 2 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under the Credit Agreement or any of the other Credit Documents and notice of any Event of Default or any failure on the part of any Guarantor or Borrower to perform or comply with any covenant, agreement, term or condition of the Credit Agreement or any of the other Credit Documents, (iii) any right to the enforcement, assertion or exercise against any Guarantor or Borrower of any right or remedy conferred under the Credit Agreement or any of the other Credit Documents, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under the Credit Agreement or any of the other Credit Documents and
(vi) any notice of any sale, transfer or other disposition of any right, title or interest of Agent or any Lender under the Credit Agreement or any of the other Credit Documents.

     4.   TERMINATION; REINSTATEMENT.  The Guarantor Obligations shall continue
          --------------------------
until all Obligations then due and payable shall have been paid in full and the Commitments shall have been terminated in accordance with the Credit Agreement. The Guarantor Obligations shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or Borrower or for any other reason, all as though such payment had not been made.

     5.   REPRESENTATIONS AND WARRANTIES.  Each Guarantor represents and
          ------------------------------
warrants to Agent that the representations and warranties contained in the Credit Agreement, as applied to such Guarantor, are true and correct in all material respects.

     6.   REMEDIES ON DEFAULT.  If any Event of Default occurs (a) Guarantors
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shall pay the Obligations in full immediately upon demand by Agent and (b) Agent may enforce its rights and remedies hereunder and under the other Credit Documents to which Guarantors are a party in accordance with their respective terms and enforce any other rights or remedies accorded to Agent in equity or law, by virtue of statute or otherwise.

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

     7.   SUCCESSORS AND ASSIGNS.  This Guaranty shall inure to the benefit of
          ----------------------
Agent and its respective successors and assigns. This Guaranty shall be binding on each Guarantor, and its successors and assigns, and shall continue in full force and effect until all of the Obligations are paid and performed in full and the Commitments have been terminated.

     8.   NO WAIVER OF RIGHTS.  Neither any delay in exercising, nor any failure
          -------------------
on the part of Agent to exercise any right, power or privilege under this Guaranty or any of the other Credit Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

     9.   MODIFICATION.  The terms of this Guaranty may be waived, discharged or
          ------------
terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Agent.

     10.  COSTS AND EXPENSES.  Guarantors agree to pay on demand all costs and
          ------------------
expenses incurred by or on behalf of Agent (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantors under this Guaranty.

     11.  SEVERABILITY.  Whenever possible each provision of this Guaranty shall
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. All obligations of Guarantors and Agent expressed herein or in the other Credit Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Obligations.

     11.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
          -------------
GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

     12.  SUBMISSION TO JURISDICTION.  ALL DISPUTES AMONG THE LENDERS, AGENT AND
          --------------------------
THE GUARANTORS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT AGENT ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED

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AGAINST ANY GUARANTORS OR THEIR RESPECTIVE PROPERTIES IN ANY LOCATION REASONABLY
SELECTED BY AGENT IN GOOD FAITH TO ENABLE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY AGENT OR ANY LENDER. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH AGENT OR
ANY LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     13.  SERVICE OF PROCESS.  EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE
          ------------------
UPON IT AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN OFFICE ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH GUARANTOR WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS ISSUED BY ANY COURT IN ANY LEGAL ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS GUARANTY, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE APPLICABLE GUARANTOR C/O MIKOHN GAMING CORPORATION, 1045 PALMS AIRPORT DRIVE, LAS VEGAS, NEVADA 89119, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY GUARANTOR REFUSES TO ACCEPT SERVICE, EACH SUCH PERSON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     14.  JURY TRIAL.  GUARANTOR, AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT
          ----------
TO A TRIAL BY JURY.  INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

     15.  WAIVER OF RIGHTS AGAINST BORROWER.  NOTWITHSTANDING ANYTHING TO THE
          ---------------------------------
CONTRARY WHICH MAY BE CONTAINED HEREIN, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY AGREES THAT SUCH GUARANTOR (I) WILL NOT AT ANY TIME ASSERT AGAINST BORROWER (OR BORROWER'S ESTATE IF BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS

OF THE UNITED STATES OF AMERICA) ANY RIGHT OR CLAIM, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT FOR OR WITH RESPECT TO ANY AND ALL AMOUNTS SUCH GUARANTOR MAY PAY OR BE OBLIGATED TO PAY TO AGENT, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS AND ANY AND ALL OTHER OBLIGATIONS WHICH SUCH GUARANTOR MAY PERFORM, SATISFY OR DISCHARGE, UNDER OR WITH RESPECT TO THIS GUARANTY, AND (II) WAIVES AND RELEASES ALL SUCH RIGHTS AND CLAIMS, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT WHICH SUCH GUARANTOR MAY HAVE NOW OR AT ANY TIME AGAINST BORROWER (OR BORROWER'S ESTATE IF BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES OF AMERICA). EACH GUARANTOR FURTHER UNCONDITIONALLY AND IRREVOCABLY AGREES THAT SUCH GUARANTOR SHALL HAVE NO RIGHT OF SUBROGATION, AND WAIVES ANY RIGHT TO ENFORCE ANY REMEDY WHICH AGENT NOW HAS OR HEREAFTER MAY HAVE AGAINST BORROWER, AND WAIVES ANY DEFENSE BASED UPON AN ELECTION OF REMEDIES BY AGENT, WHICH DESTROYS OR OTHERWISE IMPAIRS ANY SUBROGATION RIGHTS OF GUARANTORS AND/OR THE RIGHT OF GUARANTORS TO PROCEED AGAINST BORROWER FOR REIMBURSEMENT.

     16.  NO JOINDER.  Each Guarantor agrees that any action to enforce this
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Guaranty may be brought against such Guarantor without any reimbursement or joinder of Borrower in such action.

                            [signature page follows]

    IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first above written.

                              CASINO EXCITEMENT, INC., a Nevada corporation


                              By:/s/ DAVID J. THOMPSON
                              Name: David J. Thompson
                              Title: Chairman of the Board & CEO


                              MGC, INC., a Nevada corporation


                              By: /s/ DAVID J. THOMPSON
                              Name: David J. Thompson
                              Title: Chairman of the Board & CEO


                              MIKOHN NEVADA, a Nevada corporation


                              By: /s/ DAVID J. THOMPSON
                              Name: David J. Thompson
                              Title: Chairman of the Board & CEO